Company Overview August 2024 Exhibit 99.2

Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Verrica’s own internal estimates and research. While Verrica believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Verrica believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Forward-looking statements include statements about: our expectations regarding the commercialization of YCANTH (formerly referred to as VP-102) for the treatment of molluscum contagiosum as well as our plans to develop and commercialize our product candidates; the timing of our planned clinical trials for our product candidates; our ability to maintain regulatory approvals for YCANTH (VP-102) for the treatment of molluscum contagiosum or obtain approval for additional indications for YCANTH (VP-102) for the treatment of external genital warts and, common warts and our other product candidates; the clinical utility of our product candidates; our commercialization, marketing and manufacturing capabilities and strategy; our expectations about the willingness of healthcare professionals to use YCANTH (VP-102) for the treatment of molluscum contagiosum, VP-315 for basal cell carcinoma and any of our product candidates; our expectations about third-party payors to reimburse or patients to pay for YCANTH (VP-102) for the treatment of molluscum contagiosum and any of our product candidates; our intellectual property position; our plans to in-license, acquire, develop and commercialize additional product candidates for other dermatological conditions to build a fully integrated dermatology company; our competitive position and the development of and projections relating to our competitors or our industry; our expectations regarding the market size of basal cell carcinoma; our ability to identify, recruit and retain key personnel; the impact of laws and regulations; our plans to identify additional product candidates with significant commercial potential that are consistent with our commercial objectives; and our estimates regarding future revenue, expenses and needs for additional financing. You should refer to the "Risk Factors" in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and our other filings made with the SEC for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward‑looking statements in this presentation will prove to be accurate. Furthermore, if our forward‑looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we undertake no obligation to publicly update any forward‑looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Unless otherwise indicated or the context otherwise requires, all references in this presentation to "the Company," "we," "our," "ours," "us" or similar terms refer to Verrica Pharmaceuticals Inc. "Verrica," the Verrica logo, YCANTH (VP-102) and other trademarks or service marks of Verrica Pharmaceuticals Inc. appearing in this presentation are the property of Verrica Pharmaceuticals Inc. This presentation contains additional trade names, trademarks and service marks of others, which are the property of their respective owners.   Disclaimer

Reinventing Dermatology Therapeutics With a Focus On Development And Commercialization Focused On Clinician-administered Therapies and High Unmet Needs Focus On Products With Potential For Reimbursement as a Medical Benefit Providing Meaningful Benefit for People Living With Skin Diseases Copyright © 2024 Verrica Pharmaceuticals. All rights reserved. Not For Promotional Use Verrica Is A Dermatology Therapeutics Company Developing Medications For Skin Diseases Requiring Medical Intervention

[a] Verrica and its partner in Japan, Torii Pharmaceutical Co., Ltd. expect to start a global Phase 3 clinical trial to study YCANTH® for the treatment of common warts in 2025. [b] Timing for initiating clinical trials for External Genital Warts and Plantar Warts to be determined. [c] License excludes metastatic melanoma and metastatic Merkel cell carcinoma. Phase 2 study initiated in April 2022 for the treatment of Basal Cell Carcinoma. Pre-IND Phase 2 Phase 3 NDA NeAR-TERM CATALYSTS/ Expected Milestones YCANTH™ Molluscum Contagiosum **APPROVED** VP-102 Common Warts Initiation of Global Pivotal Phase 3 trial expected H1 2025 External Genital Warts Initiate Phase 3 trial VP-315 Basal Cell Carcinoma End of Phase 2 Meeting expected H1 2025 VP-103 Plantar Warts Initiate Phase 2 trial [b] [c] [a] [b] Our Product Candidate Portfolio:

Focused on Largest Unmet Needs in Dermatology Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033 IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018 www.skincancer.org/skin-cancer-information/skin-cancer-facts/ Approved in July 2023 Not Diagnosed 5.1 million Diagnosed Annually 0.9 million YCANTH™ for Molluscum VP-102 for Common Warts VP-315 for Nonmetastatic Skin Cancer First Patient Dosed in Global Phase 3 with Data Expected H1 2025 End-of-Phase 2 Meeting Expected H1 2025 Basal Cell Carcinoma 3.6 million(5) Squamous Cell Carcinoma 1.8 million(5) 85% 15% 94% 6% U.S. Prevalence 22.0 million Diagnosed Annually 1.5 million US Prevalence of ~6 million(1) with ~1 million diagnosed annually(2) US Prevalence of ~22 million(3) with ~1.5 million diagnosed annually(4) US Prevalence of ~3.6 million cases annually(5) 67% 33%

(1) The FDA has the authority to regulate compounders. Improper compounding can result in monetary fines plus felony convictions in case of repeat offenses and intent to fraud/mislead. (2) Entered into a supply agreement for naturally-sourced cantharidin; subject to specified minimum annual purchase orders and forecasts, supplier agreed that it will not supply cantharidin, any beetles or other raw material from which cantharidin is derived to any other customer in North America In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey 5 years NCE exclusivity for cantharidin as API granted; potential for additional 6 months for pediatric exclusivity for common warts and plantar warts indications Verrica has and will enforce its rights to seek removal of any compounded cantharidin that is essentially a copy of YCANTH from the market unless it meets the FDA statutory exemptions. In addition, with the approval of YCANTH™, Verrica has petitioned the FDA to have Cantharidin removed from 503B Category 1 and has sought an Import Alert from the FDA to detain any compounded cantharidin before importation into the USA.(1) YCANTH™ has the potential to address stability issues with standard packaging and container/ closure systems Regulatory Exclusivity; Patent Portfolio Compounding Pharmacies Manufacturing(2) Barriers to Generic Entry ANDA approval likely blocked by patent pending protection and significant differences between YCANTH™ and potential competitors Limited commercial CMOs with facilities for handling highly potent and highly flammable liquid products YCANTH™ Patent applications on: Specific formulation Applicator Method of Use Design Comprehensive Regulatory, IP and Manufacturing Strategy to Maintain YCANTH™ Exclusivity; VP-315 COM-Issued Protection

VP-315 PCT/EP2009/006774; composition-of-matter (COM) patent, granted Expires 2032 (US) Expires 2029 (Europe(1), Japan, AU, BR, CA, CN, IN, JP, KR, NZ, RU, and SG) PCT/EP2017/052279; methods-of-use patent, pending Expires 2037 (anticipated in US, Europe, Japan, CN, KR) Expires 2037 (granted in Australia) PCT/EP2023/087127; formulation patent, pending Expires 2043 (anticipated) PCT application pending PCT/EP2023/087135; Chitosan formulation patent, pending Expires 2043 (anticipated) PCT application pending PCT/US2024/024185; Administration of an Anti-Cancer Peptide patent, pending Expires 2044 (anticipated) PCT application pending Extensive Issued and Pending Patents Covering VP-315 from 2029-2044 (1) In force in: UK, Belgium, Denmark, Finland, France, Germany, Italy, Netherlands, Norway, Poland, Spain, Sweden, Switzerland and Turkey

Management Team with Extensive Product Launch and Dermatology Experience Select Product Launches Terry Kohler Chief Financial Officer Chief Medical Officer Gary Goldenberg, MD Ted White President & Chief Executive Officer Joe Bonaccorso Chief Commercial Officer

Basal Cell Carcinoma THE POTENTIAL SOLUTION: VP-315 Status: End of Phase 2 Meeting Expected H1 2025

Not For Promotional Use

Basal Cell Carcinoma (BCC) Disease Overview

BCC is characterized by slow, locally invasive growth that can be destructive of skin and surrounding tissues


Basal cell
Basement membrane
Melanocyte
Basal cell carcinoma
Epidermis
Dermis
Hypodermis
Muscle layer

Associated with various etiologies, BCC is an epithelial tumor largely believed to arise from pluripotential cells located in the epidermis' basal layer

Overview

- BCC is the **most common cancer (3.6 M[1] US cases diagnosed per year)**, with **increasing incidence rates** worldwide (up 77% in the US between 1994 and 2014)[1]
- More than one out of every three new cancers are skin cancers, and the vast majority are BCCs[1]
- Diagnosed BCC patients have a **35% chance of developing another (not recurrent) lesion** within 3 years, and **upwards of 50% within 5 years**[2,5]
- Despite high incidence, BCC is **rarely fatal** and has a **very low rate of metastasis (<1%)**[3]

Presentation

- BCCs are typically found in areas of the body more exposed to the sun, with **~80% of BCCs located on the face and head**[4]; other BCCs are most common on the trunk and extremities
- BCCs present in a clinically-diverse manner; however, **nodular is the most common morphological subtype**, representing ~60-80% of cases[4]

Risk Factors

- **Chronic exposure to UV radiation** is the largest risk factor; additional environmental factors include tanning beds and proximity to the equator (i.e., higher risk due to UV exposure)
- Phenotypic and genetic factors also contribute to BCC development, such as light skin pigmentation, hair/eye color, age, male gender, and genetic history of skin cancer

Abbreviations: ASIP: Agouti Signaling Protein; MC1R: Melanocortin-1 Receptor; TYR: Tyrosinase; UV: Ultraviolet; BCC: Basal Cell Carcinoma

1. www.skincancer.org/skin-cancer-information/skin-cancer-facts/
2. Chung, Seum. "Basal cell carcinoma." *Archives of Plastic Surgery* 39.02 (2012): 166-170.
3. Piva de Freitas, Paola, et al. "Metastatic basal cell carcinoma: a rare manifestation of a common disease." *Case reports in medicine* 2017.1 (2017): 8929745.
4. Tyagi, Ruchita, et al. "Nodular cystic basal cell carcinoma of the trunk: a diagnostic dilemma in an unsuspecting youth." *Iranian Journal of Pathology* 12.4 (2017): 410.
5. Lewis KG, Weinstock MA. Trends in nonmelanoma skin cancer mortality rates in the United States, 1969 through 2000. J Invest Dermatol 2007;127:2323-7.

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Basal Cell Carcinoma Treatment Segmentation

BCC is typically segmented by disease progression, location, tumor subtype, and age, with risk of recurrence (low vs. high) typically correlated with multiple segmentation criteria

Stage[1,2]


Metastatic <1%
Locally Advanced
9%
90%
Local

- Vast majority of BCC cases are detected early in the local stage
- ~10% of BCCs are considered advanced (locally advanced and metastatic); **metastatic disease progression is extremely rare**

Tumor Location[3]


Trunk / Extremities
10%
10%
Other
80%
Head / Neck

- Tumors located in more anatomically sensitive areas (i.e., face, neck, scalp, hands, feet, etc.) may have **greater recurrence risk** due to greater sun exposure and potentially more complex removal

Tumor Subtype[4]


Superficial
15%
5%
Infiltrative
10%
Micro-Nodular
70%
Nodular

- BCC subtypes can manifest in numerous morphological forms including **nodular, superficial, micronodular, infiltrative and mixed / other**

Age[5,6,7]


0 - 39 1%
40 - 64
20%
79%
65+

- Age also plays a role in treatment decision making
- **Mean age at diagnosis is 67 years old,** when patients are typically eligible for all available treatments
- Incidence rate for those under 40 years old is increasing.[8]

1) Sekulic, Aleksandar, et al. "Real-world assessment and treatment of locally advanced basal cell carcinoma: Findings from the RegiSONIC disease registry." PloS one 17.1 (2022): e0262151.
2) Piva de Freitas, Paola, et al. "Metastatic basal cell carcinoma: a rare manifestation of a common disease." Case reports in medicine 2017.1 (2017): 8929745.
3) Tyagi, Ruchita, et al. "Nodular cystic basal cell carcinoma of the trunk: a diagnostic dilemma in an unsuspecting youth." Iranian Journal of Pathology 12.4 (2017): 410.
4) Marzuka, Alexander G., and SE26029015 Book. "Basal cell carcinoma: pathogenesis, epidemiology, clinical features, diagnosis, histopathology, and management." The Yale journal of biology and medicine 88.2 (2015): 167-179.
5) Qarqaz et al., "Clinical and Demographic Features of Basal Cell Carcinoma in North Jordan." J Skin Cancer (2018): 2624054.
6) Flohil et al., "Trends in Basal Cell Carcinoma Incidence Rates: A 37-Year Dutch Observational Study." J Invest Dermatol (2013): 913-918.
7) Muzic et al., "Incidence and trends of basal cell carcinoma and cutaneous squamous cell carcinoma: A population-based study in Olmsted County, Minnesota, 2000–2010." Mayo Clin Proc. (2017): 890-898.
8) Bath-Hextall F, Bong J, Perkins W, et al. Interventions for basal cell carcinoma of the skin: systematic review. BMJ. 2004; 329:705.

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Not For Promotional Use

Current Treatment Landscape of Basal Cell Carcinoma in the U.S.

Surgical and non-surgical alternatives have limitations

Non-Surgical Treatments


5%
95%2

Patients Currently Treated with Surgery

- **Mohs micrographic surgery is considered the most effective technique for treating BCCs[1] with 700K+ procedures in the U.S. annually.[3]**
- Mohs is often used for BCCs around the eyes, ears, nose, mouth, hands, feet and genitals.[4]
- Potential problems with Mohs include: bleeding, pain or tenderness, potential for infection, permanent or temporary numbness/weakness of surgical area and a large scar. [4]
- **Mohs surgery and other surgical excisions often cause scarring that are larger than the visible basal cell** because additional tumor is often discovered during surgery that requires the removal of additional tissue. [5]
- **Non-surgical treatments include radiation therapy, topical therapies or systematic therapy** with a hedgehog inhibitor (HHi) which have systemic side-effects.[2]

VERRICA PHARMACEUTICALS
Reinventing Skin Science

1) https://www.skincancer.org/treatment-resources/mohs-surgery/
2) https://www.ncbi.nlm.nih.gov/books/NBK482439/#:~:text=The%20current%20mainstay%20of%20BCC,rates%2C%20generally%20over%2095%25.
3) IQVIA projected dataset for 12 months ending December 2019
4) https://www.mayoclinic.org/tests-procedures/mohs-surgery/about.
5) https://www.skincancer.org/blog/embrace-your-scars/

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12

2022 Coherent Market Insights Pvt Ltd. All rights reserved. Basal Cell Carcinoma Market Analysis(1) 2021 Estimated Global BCC Market $6.7B 2021-2028 CAGR 7.9% 2028 Projected Global BCC Market $11.5B

VP-315 A Potential Non-Surgical Alternative

Not For Promotional Use

VP-315 for Basal Cell Carcinoma

Large Estimated Market Size

- 3.6+ million new cases of basal cell carcinoma annually
- More than one out of every three new cancers are skin cancers; vast majority are BCCs
- ~$11.5 billion market by 2028

Favorable Safety Profile

- No SAEs
- Few mild-to-moderate treatment AEs mostly in the form of injection site pain

Non-invasive Treatment Option

- Patient receives injections over the course of 2 or 3 days
- Long-standing surgical SoC for BCC
- In clinical trials, VP-315 either entirely eliminated the need for Mohs or significantly reduced size of the subsequent scarring from the procedure

Positive Preliminary Efficacy Observed

- Greater than half of all basal cell carcinomas treated resolved without having to resort to Mohs micrographic surgery
- >70% reduction in carcinoma size for patients that still had a tumor after treatment

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Not For Promotional Use

VP-315 is an oncolytic molecule designed from host defense peptide

VP-315 HAS A DUAL MODE OF ACTION: DIRECT KILLING AND IMMUNE MODULATION





- VP-315 composed of 5 cationic residues and 4 lipophilic residues, including one synthetic
- Able to form an amphipathic structure upon interaction with anionic membranes

- VP-315 shows specificity for cancer cells overexpressing anionic molecules
- Followed by internalization and targeting of intracellular organelles

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Rekdal *et al.* , J. Biol. Chem, 2012
Haug, J.*et al.* Med. Chem, 2016

Copyright © 2024 Verrica Pharmaceuticals. All rights reserved.

VP-315 Dual Mechanism of Action Local Killing of Cancer Cells Release of immune-activating molecules Effective exposure of tumor antigens (mutated proteins) 1 Activation of dendritic cells (antigen presenting cells) Through direct and indirect pathways 2 VP-315 1. 2. Tumor cells T cells Lymph node Dendritic cell

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VP-315 Phase 2 Clinical Study Design

Open label proof of concept study to assess safety & tolerability, dose regimen, efficacy
Study comprised of two parts (Part 1 and Part 2); primary objective of Part 1 was to assess the maximal tolerated dose for Part 2

Part 1

- Designed to explore the initial VP-315 safety profile when administered in escalating doses to individual subjects
- Intended to quickly assess the maximal tolerated dose (MTD) and determine the ability of VP-315 to induce necrosis of each treated lesion while seeking to establish an AE profile for BCC.
- Part 1 Update:
  - Part 1 of VP-315 Phase 2 trial enrolled 10 subjects and demonstrated a favorable safety and tolerability profile with no reported serious adverse events.
  - Subjects receiving the higher range of dosing experienced a consistent response of clinical tumor necrosis.

Part 2

Cohort 1 & 2

Designed to determine the optimal regimen for dosing 8mg of VP-315 based on safety and tolerability

- Intended to confirm the exploratory dose (8 mg VP-315) identified from Part 1 and identify the recommended regimen for Part 2, Cohorts 4 (two doses on consecutive days) and 5 (three doses on consecutive days)
- Dose limiting toxicity of pain was noted in Cohort 2 and therefore Cohort 3 was omitted and the injection schedule used in Part 1 of the study was utilized in Cohorts 4 and 5 since it did not show any tolerability issues.

Cohort 4 & 5

Designed to gain information on safety, tolerability and dosing regimen of VP-315 to support a pivotal P3 study

- Intended to evaluate the safety and tolerability of the optimal dosing regimen of VP-315 from Part 2, Cohorts 1 and 2
- Verrica to evaluate complete clearance of BCC tumors and tumor size reduction to determine optimal dosing regimen of VP-315
- Pharmacokinetics, Patient Reported Outcomes and Physician Global Assessment also be evaluated

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18

VP-315 Phase 2 Design and Preliminary Results

VP-315 Phase 2 BCC: Preliminary Efficacy Results Complete Clearance Rate of Basal Cell Carcinomas 51% Reduction in Tumor Size of Patients with Residual Carcinomas 71% Overall Reduction of Tumor Size 86%

COHORT COMPLETE HISTOLOGIC CLEARANCE HISTOLOGIC REDUCTION IN RESIDUAL TUMOR SIZE OVERALL REDUCTION OF TUMOR SIZE (ALL SUBJECTS) 1 71% (n=7) 93% (n=7) 98% (n=7) 2 33% (n=3) 83% (n=3) 88% (n=3) 4 53% (n=38) 72% (n=37) (1) 87% (n=37) (1) 5 47% (n=45) 68% (n=43) 83% (n=43) Total 51% (n=93) 71% (n=90) 86% (n=90) Data from 3 subjects re: histologic reduction in residual tumor and overall reduction in tumor size are pending. VP-315 Phase 2 BCC: Preliminary Efficacy Data

VP-315 Phase 2 BCC: Preliminary Safety and Tolerability Results No treatment-related serious adverse events (SAEs) were reported Most treatment-related adverse events (TRAEs) were mild to moderate and expected Expected cutaneous reactions were observed

VP-315 Phase 2 BCC: Preliminary Safety and Tolerability Data Top 5 Adverse Events from Part 2 of Phase 2 clinical trial of VP-315 for the treatment of basal cell carcinoma PRELIMINARY TREATMENT EMERGENT ADVERSE EVENTS (EXCLUDING CUTANEOUS INJECTION SITE REACTIONS) (N=82 SUBJECTS) Mild n (%) Moderate n (%) Severe n (%) Injection site pain 11 (13.4) 10 (12.2) 1 (1.2) Hypertension 4 (4.9) 0 (0.0) 0 (0.0) Hypotension 4 (4.9) 0 (0.0) 0 (0.0) Erythema 1 (1.2) 2 (2.4) 0 (0.0) Headache 2 (2.4) 0 (0.0) 0 (0.0)

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Preliminary Data and Market Research Support Use of VP-315 as a Potential 1L Treatment for Basal Cell Carcinoma

Based on primary market research conducted utilizing target product profiles, surveyed physicians believe VP-315 has the potential to be utilized as a first line therapy in a primary or neoadjuvant setting

Primary Therapy: Physician-Identified Use Case

- Patients that would most benefit from VP-315 in the primary setting are those that are **higher-risk and/or:**
  - Surgery averse
  - Surgery fatigued
  - Cosmetically concerned with surgical outcome
- VP-315 would benefit **advanced and/or unresectable patients[1] that:**
  - Are not a surgical candidate due to old age
  - Elect for VP-315, associated with a more durable and tolerated treatment response

"This treatment would be great for patients that don't want to receive surgery. **I offer my patients all available treatment options and I am sure that some of them would elect for this treatment."**

– Dermatologist

Neoadjuvant Therapy: Physician-Identified Use Case

- Patients that would most benefit from VP-315 in the **neoadjuvant setting are those that:**
  - Have large tumors that would benefit from volume reduction to make surgery easier
  - Have tumors in cosmetically sensitive areas
  - Have tumors in difficult-to-treat areas (e.g., shins)
- Physicians note that neoadjuvant utilization **could increase over time** if VP-315 generates clinically meaningful real-world evidence and **the economic incentive to treat BCC surgically decreases**
- Physicians indicated that an efficacious neoadjuvant treatment associated with a **more tolerable side effect profile** relative to hedgehog inhibitors meets a clear unmet need

"I always have to weigh the risks and benefits of giving a patient a treatment. Currently, I'm not sure exposing a patient to significant side effects is a good idea, but if you have a treatment that is **very well tolerated while shrinking a tumor in half in 6 weeks, that would be a reasonable idea."**

– Mohs Surgeon

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Source: LifeSci Primary Market Research Conducted Based on Preliminary Target Product Profiles – Completed March 2024 (N = 20 HCPs; n=10 Dermatologists, n=9 Dermatologic / Mohs Surgeons; n=1 Cutaneous Oncologist).
1) Comment reflects physician's perspective from primary market research; advanced and unresectable patients were not studied during VP-315 Phase 2 clinical trial.

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24

Complete Clearance Rate of Basal Cell Carcinomas Reduction in Tumor Size of Patients with Residual Carcinomas Based on primary market research conducted utilizing target product profiles, surveyed physicians believe VP-315 has the potential to be utilized as a first line therapy Greater than half of patients treated with no subsequent need for mohs surgery No scarring Favorable safety profile Of the 49% with residual carcinomas, the lesions were reduced by 71% Significant reduction in size of lesion for mohs surgery Significant reduction in size of scar 51% 71% 3.6 Million new cases annually VP-315: First Line Treatment Potential Preliminary Data and Market Research Support Use of VP-315 as a Potential 1L Treatment for Basal Cell Carcinoma (Continued)

Anticipated Next Steps on VP-315 Database lock 3Q 2024 Clinical Study Report 4Q 2024 Genomic and T-cell (immune response) data 1Q 2025 FDA End-of-Phase 2 meeting 1H 2025

YCANTH™ (cantharidin) topical solution 0.7% The First FDA Approved Product for Molluscum Contagiosum

YCANTH™ (cantharidin, 0.7%) Drug-device Combination Product Delivered Via a Single-use Applicator Cap Tip Filter Ampule Tube DESIGNED FOR RELIABLE, AND TARGETED ADMINISTRATION Topical solution in a single-use applicator Active ingredient cantharidin (0.7%) in a proprietary topical formulation Single-use applicator to reduce cross-contamination and facilitate application of the topical solution Small opening allows for targeting of affected skin GMP-controlled, shelf-stable, consistent topical formulation Allows for reliable dosing/administration Oral deterrent to help mitigate the risk of accidental ingestion Visualization agent to identify treated lesions

www.aad.org/public/diseases/a-z/molluscum-contagiosum-symptoms Molluscum Background Overview Caused by a pox virus Primarily infects children, with the highest incidence occurring in children <14 years old Highly contagious If untreated, lesions persist an average of 13 months, although in some people it can take up to five years1 Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life Etiology and Clinical Presentation TRANSMISSION Skin to skin contact Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys) DIAGNOSIS & SYMPTOMS Typically 10 to 30 lesions 100+ lesions can be observed Lesions may be the only sign of infection and are often painless Can be diagnosed with skin biopsy to differentiate from other lesions COMPLICATIONS Skin irritation, inflammation, and re-infection Follicular or papillary conjunctivitis if lesions on eyelids Cellulitis

Other Non-FDA Approved Treatments for Molluscum Have Many Limitations DESCRIPTION LIMITATIONS Cryotherapy Freezing the lesions with liquid nitrogen Pain and scarring May be unsuitable for use in children Curettage Using a curette or a surgical instrument with a scoop at the tip to scrape the lesions Pain and scarring Unsuitable for use in children Laser Surgery Applying a laser to target and destroy the lesions Pain, cost and lack of availability Unsuitable for use in children Topical Products Applying various acids (e.g. salicylic acid), creams or blistering solutions to destroy the lesions Unproven efficacy Off-Label Drugs Retinoids, antiviral medicines, or immune modulating therapies Limited efficacy Side-effects Natural Remedies Applying natural oils (e.g. tea tree oil) with antimicrobial properties Unproven efficacy Pain, irritation and allergic reactions Broad use limited by unproven efficacy, scarring, lack of availability, safety concerns & pain Significantly undertreated patient population

Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product  Containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265 ClinicalTrials .gov    (Trial 1 [NCT03377790]  and Trial 2 [NCT03377803]) Methods in two Phase 3 Trials, CAMP-1 & CAMP-2, in Molluscum Contagiosum1,2 wo identically designed, randomized, double-blinded, multicenter, vehicle-controlled trials YCANTH was studied in two randomized, double-blind, placebo-controlled phase 3 trials, Trial 1 and Trial 2 (n = 266, and n = 262, respectively) in subjects 2 years and older with molluscum contagiosum.  Most patients received a single 24-hour dermal administration of YCANTH or vehicle for each lesion every 3 weeks for up to 4 treatments.  Primary Endpoint Percent of participants with complete clearance of Molluscum contagiosum at Day 84 Secondary Endpoint Safety & Tolerability Percent of participants with complete clearance at Day 21, 42 and 63 If severe local skin reactions occurred, YCANTH was removed prior to 24 hours after treatment.

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Phase 3 Studies Demonstrated Favorable Activity in Complete Clearance and Reducing Lesions

Phase 3 Studies for Molluscum Demonstrate Statistically Significant Activity on Primary Endpoint of Percentage of Subjects with Complete Clearance of All Baseline and New Treatable MC lesions at Each Time Point (Pooled, ITT population)


VP-102 (N=310)
Vehicle (N=218)
Percentage of Patients Achieving Complete Clearance
100%
80%
60%
40%
20%
0%
P<.0001
P<.0001
P<.0001
50.0%
30.0%
16.8%
8.4%
2.8%
6.4%
10.6%
15.6%
1
21
42
63
84
Day

Phase 3 Studies for Molluscum Demonstrate Statistically Significant Activity Mean Percent Change in Molluscum Contagiosum Lesion Count from Baseline to Day 84 At Each Time Point (Pooled, ITT population)


VP-102 (N=310)
Vehicle (N=218)
Mean Percent Change (%)
20%
0%
-20%
-40%
-60%
-80%
-100%
*
2.2%
-30.9%
-4.4%
-50.8%
-5.9%
-60.6%
-0.3%
-76.0%
21
42
63
84
Day
* P<0.0001

Note: slide reflects data from Phase 3 Molluscum Trials 1 and 2 (CAMP-1 and CAMP-2)
Note: No statistical significance reported at Day 21 in CAMP-2.

VERRICA PHARMACEUTICALS *Reinventing Skin Science*

1) Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265.

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Eichenfield LF, Siegfried E, Kwong P, et al. Pooled results of two randomized phase III trials evaluating VP-102, a drug-device combination product containing cantharidin 0.7% (w/v) for the treatment of molluscum contagiosum. Am J Clin Dermatol. 2021;22(2):257-265. Application Site Adverse Reactions Leading to Discontinuation of Study Drug (Pooled, Safety Population)1 Note: slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) * Considered not related to treatment N (%) VP-102 (N=311) Vehicle (N=216) Application Site Vesicles 5 (1.6) 0 (0) Application Site Pain 3 (1.0) 0 (0) Application Site Pruritus 1 (0.3) 0 (0) Contact Dermatitis 1 (0.3) 0 (0) Infection 1 (0.3) 0 (0) Gianotti-Crosti Syndrome* 0 (0) 1 (0.5) Total Discontinuation Rate 7 (2.3) 1 (0.5)

YCANTH™ (cantharidin) topical solution 0.7% Commercialization and Product Launch

Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 Realizing the Molluscum Opportunity Not Diagnosed 5.1 million US PREVALENCE OF ~6 million in molluscum(1) 85% 15% Diagnosed 0.9 million US PREVALENCE WITH ~1 million diagnosed annually(2)

Favorable Reimbursement Landscape MEDICAL BENEFIT PHARMACY BENEFIT Reimbursement for products administered in office by HCP More common Less common Reimbursed upon launch, prior to clinical review More common Less common Subject to rebates and discounts in order to obtain formulary access Less common More common Gross-to-Net Deductions Typically, lower deductions than Pharmacy Benefit Typically, higher deductions to meet rebate demands and costs of co-pay program Review cycle timing Shorter review cycle Longer review cycle Patient obligation Typically, averages 20% co-insurance off list price, before manufacturer co-pay applied Prescription co-pay varies by plan Over 200 Million Lives Covered commercially, through state Medicaid programs, and through Tri-Care and Federal Employee Programs. Majority of covered lives are under the Medical Benefit vs. Pharmacy Benefit. Medical Benefit Advantages Over Pharmacy Benefit

Dedicated Institutional Team Specialists to promote to dermatologists in academic settings and group practices Integrated Commercial Approach with Multiple Strategic Levers Brand Awareness Drive YCANTH™ awareness through cost-efficient HCP and consumer advertising Specialized Sales Team Targeting office-based and institutional Dermatologists, and select Pediatricians Buy-and-Bill / Specialty Pharmacy Forward Deployed Inventory Available Supportive HUB services Dedicated field reimbursement Team KOL Engagement Established relationships with industry leading Key Opinion Leaders COMMERCIAL STRATEGY

Total of 78 YCANTH™ sales representatives targeting Pediatric Dermatologists and Dermatologists, Health Systems and Pediatric Offices 48 office-based representatives targeting dermatologists 10 dedicated institutional representatives focusing on Health Systems 5 field relations managers providing billing and coding support for Buy and Bill Accounts 20 dedicated pediatric representatives focusing on members of pediatric buying group

Physicians will have a choice of Distribution Model BUY-AND-BILL SPECIALTY PHARMACY HCP Reimbursement Permanent J-code Permanent J-code (J7354) effective April 1, 2024 No Office visit fee Yes Yes Lesion destruction (CPT 17110, 17111) Yes Yes Margin on sale of product Yes, typically 6%-10% of ASP (dependent on health plan) No Distribution Opportunity for Forward Deployed Inventory Specialty Pharmacy Model Verrica sells product to distributor Shelf-stable; no cold storage requirements Physicians purchase product in traditional buy and bill model or can elect to receive “forward deployed inventory” from distributor which allows physicians to pay for inventory only after the claim has been adjudicated and the patient agrees to treatment RX filled by specialty pharmacy The pharmacy will also support prior-authorizations, if applicable Pharmacy adjudicates claim with patients and applies co-pay program White bag delivery to physician

Common Warts THE POTENTIAL SOLUTION: Status: Initiation of Global Phase 3 Trial Expected H1 2025

Not For Promotional Use

Verruca Vulgaris (Common Warts)

Overview

- Caused by human papilloma virus (HPV)
- Infects patients of all ages
- Persistent infection, highly refractory
- Typically 2-5 lesions
- No FDA-approved drug for the treatment of common warts
- U.S prevalence of 22 million[1], with 1.5 million[2] diagnosed annually



Etiology and Clinical Presentation

TRANSMISSION

- Skin to skin contact
- Touching of contaminated objects

DIAGNOSIS & SYMPTOMS

- Dome shaped flesh-colored lesions commonly on the hands, fingers, knees or elbows
- Lesions may occur in groups or in a linear pattern
- Lesions can cause considerable pain and discomfort, may spread with skin trauma, and can be itchy



COMPLICATIONS

- Scarring may occur
- Dyspigmentation of affected areas
- Bacterial superinfection of lesions
- Irritation, pain, and redness of surrounding skin

1) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al. Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033
2) IQVIA Anonymous Longitudinal Patient Level Data (APLD) for 12 months ending September 2018.

VERRICA PHARMACEUTICALS Reinventing Skin Science

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We Have Successfully Completed a Phase 2 Study (COVE-1) in Common Warts Patients Study Design Endpoints Application Cohort 1: one center Cohort 2: four centers Efficacy, safety & tolerability Open label study with two cohorts Primary Percent of subjects with complete clearance of all treatable warts (baseline and new) at Day 84 Secondary Percent of subjects achieving complete clearance of all treatable warts at Visits 2, 3, and 4 Change from baseline in number (%) of treatable warts at Day 84 Cohort 1: 21 subjects 2+ years of age with common warts, who have not received any type of treatment within the past 14 days Cohort 2: 35 subjects 12+ years of age with common warts, who have not received any type of treatment within the past 14 days Study drug YCANTH (VP-102) is administered topically to each treatable wart to a maximum of 4 applications Cohort 1 is treated until clear, Cohort 2 receives one additional treatment at the first visit clearance was observed up to a maximum of 4 total applications Frequency of administration is at least 14 days (Cohort 1) or 21 days (Cohort 2) Paring was allowed in Cohort 2 YCANTH (VP-102) will be left on for 24 hours before removal with soap and warm water

Guenthner 2019 Fall Clinical Dermatology Symposium YCANTH (VP-102) Demonstrated Clinically Meaningful Activity on Primary Endpoint of Complete Clearance in COVE-1 Study1

Guenthner 2019 Fall Clinical Dermatology Symposium Adverse Events in COVE-1 Study (Incidence≥5%)1,*

External Genital Warts THE POTENTIAL SOLUTION: Status: Timing of Phase 3 Study to be determined

Yanofsky, Valerie & Patel, Rita & Goldenberg, Gary. (2012). Genital warts: A comprehensive review. The Journal of clinical and aesthetic dermatology. 5. 25-36. Condyloma Acuminatum (Genital Warts) Overview Caused by human papilloma virus (HPV) Lesions on the surface of the skin in the genital and perianal regions Highly contagious and recurrences are common Treatment options have limitations Approximately 500,000 to 1 million cases of EGW are newly diagnosed per year in the United States1 Etiology and Clinical Presentation TRANSMISSION Skin to skin contact Spread through sexual contact DIAGNOSIS & SYMPTOMS Can be flat, dome-shaped, keratotic, pedunculated and cauliflower-shaped Lesions may occur singularly, in clusters, or as plaques Lesions can be itchy, and can cause pain and discomfort COMPLICATIONS Irritation, pain, and redness of surrounding skin Dyspigmentation of affected areas Scarring may occur Bacterial superinfection of lesions

Phase 2 Study (CARE-1) in External Genital Warts (EGW)

Study Design

- Multi-center, double-blind, vehicle-controlled
- Dose regimen, efficacy, safety & tolerability
- Study comprised of two parts (A and B)
  Primary objective of Part A is to identify the two best dosing regimens for evaluation in Part B

Endpoints

Primary
Percent of subjects with complete clearance of all treatable warts at Day 84

Secondary
Percent of subjects achieving complete clearance of all treatable warts at days 21, 42, and 63

Patients

Part A: 18 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit

Part B: 87 subjects 18+ years of age with 2-30 external genital and/or perianal warts for ≥ 4 weeks at baseline visit

Application

- Study drug YCANTH (VP-102) is administered topically to each treatable wart every 21 days until complete clearance for a maximum of 4 treatments
- **Part A:** Three treatment groups with a 2-hour, 6-hour, and 24-hour duration of skin exposure before removal with soap and warm water
  Part B: 6- and 24-hour duration of treatment exposure (chosen based on Part A) with follow up period through Day 147
- Frequency of administration is every 21 days

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Reinventing Skin Science

47

Guenthner 2020 Winter Clinical Dermatology Symposium Efficacy Results (CARE-1, ITT Population) Pooled data from Part A and B *P<0.001 **P≤0.0001 ** ** Mean Percentage Change in EGW Lesions from Baseline1 Percentage of Subjects with Complete Clearance of all Baseline and New Treatable EGW Lesions⸸ *

Guenthner 2020 Winter Clinical Dermatology Symposium Safety Results: Treatment Emergent Adverse Events (CARE-1, Safety Population)1,*,⸸ TEAEs, N (%) VP-102 6-hour (N=29) Vehicle 6-hour (N=22) VP-102 24-hour (N=28) Vehicle 24-hour (N=20) Subjects reporting at least one TEAE 29 (100.0) 15 (68.2) 28 (100.0) 9 (45.0) Application site vesicles 25 (86.2) 0 (0.0) 26 (92.9) 1 (5.0) Application site pain 20 (69.0) 3 (13.6) 19 (67.9) 4 (20.0) Application site erythema 14 (48.3) 3 (13.6) 19 (67.9) 1 (5.0) Application site pruritus 14 (48.3) 5 (22.7) 10 (35.7) 1 (5.0) Application site scab 13 (44.8) 1 (4.5) 14 (50.0) 0 (0.0) Application site discoloration 7 (24.1) 4 (18.2) 6 (21.4) 0 (0.0) Application site dryness 7 (24.1) 2 (9.1) 6 (21.4) 1 (5.0) Application site erosion 6 (20.7) 0 (0.0) 7 (25.0) 0 (0.0) Application site edema 3 (10.3) 1 (4.5) 7 (25.0) 1 (5.0) Application site exfoliation 3 (10.3) 2 (9.1) 5 (17.9) 0 (0.0) TEAEs = Treatment Emergent Adverse Events *Pooled data from Part A and B. No subjects discontinued the study due to AEs. No serious adverse events as deemed related to study drug by investigator.

Not For Promotional Use

Corporate Summary and Highlights

Near-term Catalysts	▪ Execution of YCANTH™ for treatment of molluscum contagiosum launch; first FDA approved therapy for molluscum, which impacts ~6 million[1] annually in the U.S.; J-Code effective April 2024; NCE status and Orange Book listing granted by FDA. ▪ Expect additional genomic and immune cell data on VP-315 for basal cell carcinoma in Q1 2025, as well as an expected End of Phase 2 meeting with FDA. ▪ Expect to initiate Global Pivotal Phase 3 trial for Common Warts with Torii Pharmaceutical Co., Ltd. in H1 2025
Lead Product Candidates With Significant End Markets	▪ **VP-102** – U.S. Prevalence of Common Warts ~22M[2] ▪ **VP-315** – U.S. annual diagnoses of basal cell carcinoma ~3.6M[3]
Physician Administered Products Covered Under A Medical Benefit	▪ Focused on products that capture medical benefits vs. pharmacy benefits; accelerates lives under coverage limited payor discounting ▪ In-office administration; shelf-stable products; efficient delivery; physician choice of distribution model: Buy and Bill (traditional or forward-deployed) or white-bag Specialty Pharmacy model.
IP/Exclusivity	▪ **U.S. patents issued from our patent applications related to YCANTH™ (VP-102) are projected to expire between 2034 and 2041, excluding any Patent Term Adjustment (PTA) or Patent Term Extension (PTE)** ▪ **U.S. patents for VP-315 projected to expire between 2032 and 2044**
Proven Management Team	▪ Industry-leading, experienced team with extensive dermatology product launch experience

As of June 30, 2024

- Cash and cash equivalents of $31.9M
- Debt: $50M[4]
- Outstanding Shares: 42.4M
- Outstanding options and RSUs: 7.4M
- Warrants outstanding: 5.1M[5]

Analyst Coverage[6]

Stacey Ku, TD Cowen
Greg Renza, RBC Capital Markets
Glen Santangelo, Jefferies
Oren Livnat, H.C. Wainwright
Serge Belanger, Needham
Kemp Dolliver, Brookline Capital Markets

VERRICA PHARMACEUTICALS *Reinventing Skin Science*

1) Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016.
2) IMS National Disease and Therapeutic Index (NDTI) Rolling 5 Years Ending June 2016. Nguyen et al, Laser Treatment of Nongenital Verrucae A Systemic Review. JAMA Dermatology. 2016; 152(9): 1025-1033.
3) Our New Approach to a Challenging Skin Cancer Statistic. The Skin Cancer Foundation. https://www.skincancer.org/blog/our-new-approach-to-a-challenging-skin-cancer-statistic/
4) $50M borrowed under OrbiMed debt facility in July 2023 with net proceeds of $44.1M.
5) Includes warrant to purchase up to 500,000 shares of common stock granted to Torii Pharmaceutical Co., Ltd. In May 2024.
6) Disclaimer: Any opinions, estimates or forecasts regarding Verrica's performance made by the above-referenced analysts are theirs alone and do not represent opinions, forecasts or predictions of Verrica or its management, and no endorsement of such opinions, estimates or forecasts shall be implied.

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YCANTH™ (cantharidin) topical solution 0.7% US Prescribing Information

Visit YCANTH.com for Important Safety Information and full Prescribing Information Note: YCANTH (topical solution 0.7%) is only approved in the U.S. by the FDA for the treatment of molluscum contagiosum in adults and pediatric patients two years of age and older. U.S. Prescribing Information Highlights of YCANTH Prescribing Information and associated Important Safety Information shown in the table below HIGHLIGHTS OF PRESCRIBING INFORMATION Indications and Usage YCANTH is indicated for the topical treatment of molluscum contagiosum in adult and pediatric patients 2 years of age and older Dosage and Administration All healthcare professionals should receive instructions and training prior to preparation and administration of YCANTH For topical use only. Not for Oral, mucosal, or ophthalmic use Apply a single application directly to each lesion every 3 weeks as needed Do not use more than two applicators during a single treatment session Remove with soap and water 24 hours after treatment. If severe blistering, pain or other severe side effect occur, wash off YCANTH immediately and report the adverse reaction. Dosage Forms and Strengths Topical solution: 0.7% cantharidin Contraindications None Warnings and Precautions Toxicities Associated with Inappropriate Administration Life threatening or fatal toxicities can occur if administered orally  Local Skin Reactions Flammability Adverse Reactions YCANTH is a vesicant. Local skin reactions at the application site were observed in 97% of subjects treated with YCANTH during clinical trials. Local skin reactions included vesiculation, pruritus, pain, discoloration, and erythema.  Risk Evaluation and Mitigation Strategy None There are no restrictions on the number of treatment visits per patient

Warnings and Precautions Toxicities Associated with Inappropriate Administration: Life threatening or fatal toxicities can occur if administered orally. Avoid contact with the treatment area, including oral contact, after treatment. Ocular toxicity can occur if YCANTH comes in contact with eyes. If YCANTH gets in eyes, flush eyes with water for at least 15 minutes. Local Skin Reactions: Reactions at the application site have included vesiculation, pruritus, pain discoloration, and erythema. Avoid application near eyes and mucosal tissue, and to health skin. If YCANTH contacts any unintended surface, or health skin, immediately remove. If severe local skin reactions occur, remove prior to 24 hours after treatment. Flammability: YCANTH is flammable, even after drying. Avoid fire, flame or smoking near lesion(s) during treatment and after application until removed.

Molluscum Clinical Evidence

Not For Promotional Use

Cantharidin Elicits a Dual Response in the Skin

1 Superficial blistering of lesional skin

Cantharidin is a vesicant, causing the pharmacodynamic response of blistering in the skin.

Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque and intraepidermal blistering.[1]



Desmosome Cleavage and Blister Formation

2 Elicits Inflammation & Immune Response

Cantharidin stimulates leukocyte infiltration (e.g., neutrophils, macrophages, B and T cells and eosinophils) and the release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5.[2]



Lymphocyte



Neutrophil



Eosinophil



Macrophage

VERRICA PHARMACEUTICALS
Reinventing Skin Science

1) J Invest Dermatol. 1962 Jul;39:39-45.
2) J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2

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Significant Clinical Progress of YCANTH™ (VP-102) for the Treatment of Molluscum TRIAL AND STATUS FORMULATION / APPLICATION METHOD TRIAL DESIGN TRIAL OBJECTIVES PHASE 3 Pivotal Trial CAMP-1 Complete VP-102 N=266 Conducted under SPA Randomized, double blind, multi-center, placebo controlled To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 To assess the safety and tolerability of VP-102 Pivotal Trial CAMP-2 Complete VP-102 N=262 Randomized, double blind, multi-center, placebo controlled To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 To assess the safety and tolerability of VP-102 PHASE 2 Innovate Trial Complete VP-102 Open-label, single-center N=33 To determine possible systemic exposure from a single 24-hour application of VP-102 To confirm safety and efficacy with applicator Pilot Trial Complete Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab Open-label, single-center N=30 To evaluate safety and efficacy and determine optimal treatment duration

Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) Eichenfield Amer J Clin Derm 2021 Demographics in Phase 3 Trials1 VP-102 (n=310) Vehicle (n=218) Age (years) Mean (SD) Median Range 7.5 ± 6.7 6.0 2-60 6.8 ± 5.8 6.0 2-54 Age Group - no.(%) ≥ 2 to 5 yr ≥ 6 to 11 yr ≥ 12-18 yr ≥ 19 yr 137 (44.2) 140 (45.2) 22 (7.1) 11 (3.5) 106 (48.6) 89 (40.8) 18 (8.3) 5 (2.3) Gender – no. (%) Female Male 154 (49.7) 156 (50.3) 107 (49.1) 111 (50.9) Race or Ethnic Group – no. (%) White Black or African American Asian American Indian/Alaskan Native Other 277 (89.4) 13 (4.2) 6 (1.9) 0 14 (4.5) 202 (92.7) 8 (3.7) 1 (0.5) 1 (0.5) 6 (2.8)

Note: Slide reflects pooled data from Phase 3 molluscum trials (CAMP-1 and CAMP-2) Eichenfield JAMA Derm 2020 Safety Results Summary for Molluscum Phase 3 Trials1

Not For Promotional Use

Overview of YCANTH™, VP-102/103 Intellectual Property Portfolio

	KEY CLAIMS AND PATENT APPLICATIONS	GRANTED US PATENTS AND EXPIRATION	VALUE TO VERRICA
1	Novel cantharidin formulations and our specific formulation of YCANTH™ (VP-102) (PCT/US2014/052184 and PCT/US2018/036353) Single-use applicators containing cantharidin formulations including our commercial applicator of YCANTH™ (VP-102) (PCT/US2014/052184 and PCT/US2018/037808)	US 11,052,064 (Expires May 28, 2035)* US 11,147,790 (Expires August 22, 2038) *Not including any potential Patent Term Extension (PTE)	May prevent generics from copying our ether-free formulation or from making similar formulations May prevent generics from utilizing a single-use applicator for cantharidin that contains both a glass ampule to maintain product stability and a filter placed prior to dispensing tip, which helps increase administration accuracy and prevents direct contact with skin
2	Design of our commercial applicator of YCANTH™ (VP-102) (PCT/US2018/037808 and US 29/607744)	US D900312, US D1036656 (Expire October 27, 2035 and July 23, 2039)	May prevent generics from utilizing a similar applicator
3	Methods of using cantharidin for treating molluscum (PCT/US2018/037808, PCT/US2018/036353, and PCT/US2014/052184)	US 11,052,064 (Expires May 28, 2035)* US 11,147,790 (Expires August 22, 2038) *Not including any potential Patent Term Extension (PTE)	May prevent generics from employing a similar treatment regimen and label
4	Methods for purifying cantharidin and analyzing cantharidin or cantharidin solutions (PCT/US2016/14139)	US 11,168,091 (Expires March 8, 2036)	May force generics to find alternative methodologies to produce GMP cantharidin or determine if their API or drug product is GMP compliant
5	Methods for cantharidin synthesis (PCT/US2015/066487) (PCT/US2018/054373)	US 10,745,413 (Expires March 10, 2036)	Synthetic version would reduce risks of outside contaminants and environmental factors affecting the naturally-sourced API. May prevent generics competing with a synthetic version of cantharidin
6	Ampule crush tools including our proprietary Ampule Crush Tool of YCANTH™ (VP-102) (PCT/US2021/054752 and US 29/755448)	US D983407 (Expires April 11, 2038)	May prevent competitors from copying our Ampule Crush Tool or from making similar devices

Any U.S. patents issued from our patent applications related to YCANTH™ (VP-102) are projected to expire between 2034 and 2041, excluding any Patent Term Adjustment (PTA) or Patent Term Extension (PTE)

VERRICA PHARMACEUTICALS
Reinventing Skin Science

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